                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: August 15, 2000


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
         ---------------------------------------------------------------
                  (Originator of the Trust referred to herein)


                        CHASE MANHATTAN AUTO TRUST 1998-B
         ---------------------------------------------------------------
                                    (Issuer)
           (Exact name of the registrant as specified in its charter)


     United States                        333-36939                22-2382028
----------------------------      ------------------------     -----------------
(State or other jurisdiction      (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)



                802 Delaware Avenue, Wilmington, Delaware              19801
                --------------------------------------------         ---------
                (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:  (302) 575-5033


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Item 5. Other Events:

         Chase Manhattan Auto Owner Trust 1998-B is the issuer of four outstanding classes of Asset Backed Notes and a single class of Asset Backed Certificates. The notes and certificates are serviced in accordance with the Sale and Servicing Agreement, dated as of April 1, 1998, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank USA, National Association, as seller and as servicer, and Chase Manhattan Owner Trust, as issuer.

         On August 15, 2000, Chase USA, as servicer, distributed monthly interest to the holders of the notes and certificates. Chase USA furnished a copy of the monthly statement to certificateholders for each of the series as required by the Sale and Servicing Agreement. A copy of the monthly statement to certificateholders is being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c). Exhibits

                  Exhibits            Description
                  ----------          ---------------

                  20.1 Monthly Statement to Certificateholders with respect to the August 15, 2000 distribution.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  August 25, 2000

                                      By: THE CHASE MANHATTAN BANK, USA,
                                      NATIONAL ASSOCIATION
                                      as Servicer

                                      By: /s/ Patricia Garvey
                                      -----------------------------------
                                      Name: Patricia Garvey
                                      Title: Vice President


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                                      INDEX TO EXHIBITS
                                      ----------------------------

Exhibit No.                           Description
---------------                       -----------------
20.1                                  Statement to Certificateholders dated
                                      8/15/2000 delivered pursuant to Section
                                      5.8 of the Sale and Servicing Agreement
                                      dated as of April 1, 1998.